Exhibit 10.34


July 14, 2000


SovCap Equity Partners
c/o SovCap Investment Management Group, LLC
3340 Peachtree Road, NE, Suite 2320
Atlanta, GA 30326


To Whom It May Concern:

Reference is made to (i) the Registration Rights Agreement, dated March 16, 1999, by and among Compositech Ltd. (the "Company") and the Purchasers listed therein, as amended by that certain First Amendment to the Registration Rights Agreement, dated April 21, 1999, and executed by the Company and certain Purchasers in connection with the Second Closing, that certain Second Amendment to the Registration Rights Agreement, dated July 28, 1999, and executed by the Company and certain Purchasers in connection with the Third Closing, and that certain Third Amendment to the Registration Rights Agreement, dated September 12, 1999, and executed by the Company and the Purchasers, and that certain Letter Agreement, dated November 22, 1999, and executed by the Company and the Purchasers (as so amended, the "Registration Rights Agreement"); (ii) the Series 1 Bridge Note Purchase and Security Agreement, dated March 16, 1999 by and among Compositech Ltd. and the Purchasers listed therein, as so amended by that certain First Amendment to the Series 1 Bridge Note Purchase and Security Agreement, dated April 21, 1999, and executed by the Company and certain Purchasers in connection with the Second Closing, that certain Second Amendment to the Series 1 Bridge Note Purchase Agreement and Security Agreement, dated July 28, 1999, and executed by the Company and certain Purchasers in connection with the Third Closing, that certain Letter Agreement dated November 22, 1999, and executed by the Company and the Purchasers, that certain Letter Agreement dated March 31, 2000, and executed by the Company and the Purchasers, that certain Letter Agreement, dated April 21, 2000, and executed by the Company and the Purchasers and that certain Letter Agreement dated July 7, 2000, and executed by the Company and the Purchasers (as so amended, the "Purchase Agreement"); and (iii) the Restated Bridge Notes (as defined below) issued pursuant to the Purchase Agreement. Defined terms used but not defined herein shall have the meaning ascribed therein in the Registration Agreement, the Purchase Agreement or the Restated Bridge Notes as the case may be.

The Company hereby acknowledges that upon exercise of the Compositech Ltd. Attached Repricing Warrants (the "Warrants"), issued in connection with the purchase of the Restated Bridge Notes pursuant to the Purchase Agreement, in accordance with Section 3.(b) of the Warrants, provided that the requisite Rule 144 documentation is submitted including, but not limited to a representation of the owner of the Warrant as to the proper holding period, it will (i) cause its counsel to issue an opinion that will enable the Common Stock of the Company to be issued without a restrictive legend and (ii) cause its Transfer Agent to issue and deliver to Holder a certificate or certificates representing the number of shares of Common Stock issuable upon conversion of the Warrant, within five (5) business days of receipt of the Conversion Materials.

Further, Section 2.(a) of the Registration Rights Agreement is hereby amended to extend the Filing Deadline (as defined therein) to July 21, 2000 and the third sentence of Section 2.(a) will be automatically amended to delete the amount of 3,327,443 included therein and replace it with 2,141,952 shares consisting of 1,480,081 shares for Conversion Shares for Restated Bridge Notes S1BFN9 through 12 and the Placement Bridge Note and 661,871 shares for Purchase Warrant and Placement Warrant Shares.

                                                                   Exhibit 10.34



Please indicate your acknowledgment and agreement to the above amendment on behalf of the Purchasers by executing the enclosed copy of this Letter Agreement as Representative of the Purchasers pursuant to the authority granted to you under Section 2.5 of the Purchase Agreement appointing SovCap Equity Partners, Ltd. Representative for all other Purchasers under the Purchase Agreement.

COMPOSITECH LTD.


By:
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Name:    Samuel S. Gross, Executive Vice President


ACKNOWLEDGED, AGREED AND ACCEPTED:
SOVCAP EQUITY PARTNERS, LTD., as Representative for the Purchasers


By:
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Name:
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Title:
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